Exhibit 99.1
Sema4 Announces Name Change to GeneDx and Provides Preliminary 2022 Financial Results and 2023 Guidance

Company expects to exceed 2022 revenue target with strong momentum to deliver continued growth in 2023 combining GeneDx and Centrellis® platforms

Company’s common stock will trade on the Nasdaq under new ticker “WGS” effective January 10, 2023

STAMFORD, Conn., Jan. 9, 2023 (GLOBE NEWSWIRE) -- Sema4 (Nasdaq: SMFR) today announced it has changed its name from Sema4 Holdings Corp. to GeneDx Holdings Corp. GeneDx (Nasdaq: WGS), a leader in delivering improved health outcomes through genomic and clinical insights, is uniquely positioned to accelerate the use of genomic and large-scale clinical information to enable precision medicine as the standard of care.

GeneDx’s industry-leading exome and genome testing is enhanced by Centrellis®, its innovative health information platform. Powered by one of the world’s largest rare-disease datasets and millions of medical records, Centrellis integrates digital tools with artificial intelligence to ingest and synthesize clinical and genomic data. GeneDx is developing a more complete understanding of complex disease than ever before, which translates to faster diagnoses, more effective treatment plans and enhanced drug discovery.

“For more than 20 years, GeneDx has earned the constant trust of the world’s genetics experts, while pioneering and increasing the use of its clinically actionable exome and genome analysis. By combining the best of GeneDx and Sema4 to continue our growth, we sit at the intersection of diagnostics and data science, pairing decades of genomic interpretation expertise with an unmatched ability to analyze clinical data at scale. GeneDx now has the capability to combine the power of genomic insights with clinical data to improve health care for people and populations,” said Katherine Stueland, President and CEO of GeneDx.

In conjunction with the name change, GeneDx’s shares of Class A common stock will trade under the new ticker symbol “WGS,” in recognition of the Company’s role in pioneering whole genome sequencing (WGS). The company expects its shares of Class A common stock will begin trading on the NASDAQ Stock Market under the new name and stock ticker symbol on January 10, 2023.

Preliminary 2022 Financial Results (Unaudited)

Excluding revenues and costs from the previously announced exited reproductive health and somatic tumor testing businesses, management expects GeneDx to:

•Generate pro forma revenues between $170-173 million in 2022, an approximate 37-40% increase from pro forma $123.7 million in 2021;

•Produce pro forma test result volume of more than 180,000 in 2022, an approximate 23% increase from pro forma test result volume of 147,000 in 2021; and
•Deliver pro forma adjusted gross margin between 38-41% in 2022, up from 34% in 20211.

"We are pleased by the acceleration of our business throughout 2022, especially the fourth quarter which set a new all-time high for test result volume. Our preliminary results, which exceeded our outlook a year ago, validate our strategy to target higher growth areas of the genomics market,” said Kevin Feeley, Chief Financial Officer of GeneDx.

2023 Guidance (Unaudited)
The continuing operations of GeneDx, excluding revenues and costs from exited business activities, are expected to:

•Generate revenues between $205-220 million for full year 2023;
•Expand gross margin profile in 2023 and beyond;
•Use net $95-110 million of cash in 2023 for continuing operations. Inclusive of servicing obligations of the exited business activities, the Company’s cash burn in 2023 is expected to be in the range of $130-145 million and;
•Turn profitable in 2025.

GeneDx has not completed the preparation of its consolidated financial statements for the year ended December 31, 2022. The preliminary, unaudited results presented in this press release for the year ended December 31, 2022, are based on current expectations and are subject to adjustment, as the company completes the preparation of its 2022 year-end consolidated financial statements and its 2022 year-end audit. Further, the preliminary unadjusted results for 2022 and the comparable results for 2021 are presented on a pro forma basis assuming GeneDx and Sema4 were combined for the entirety of 2021 and 2022 and exclude the revenues and costs from the exited reproductive health and somatic tumor testing businesses. Actual results may differ materially from those disclosed in this press release and will include the results of the legacy GeneDx business only from the date of Sema4 Holdings Corp.’s acquisition of GeneDx on April 29, 2022, the purchase accounting associated with the acquisition of GeneDx, and will also include the financial impacts of exited Sema4 business activities for the full year.

GeneDx will report its full financial results and other metrics during its fourth quarter and year-end 2022 conference call in early March.

GeneDx president and CEO, Katherine Stueland, will present at the J.P. Morgan Healthcare Conference on January 12 at 10:30 am PT. Please visit ir.genedx.com to view the webcast and learn more regarding the business strategy of GeneDx.
1 Adjusted gross margin is a non-GAAP financial measure. GeneDx has not provided a reconciliation of its preliminary, unaudited Adjusted Gross Margin to the most directly comparable GAAP measure because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Safe Harbor Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our future performance and our market opportunity, including our preliminary, unaudited pro forma revenue, pro forma test result volumes and pro forma adjusted gross margins for 2022, our expected full year 2023 reported revenue guidance, our expectations regarding our gross margin profile in 2023 and beyond, our use of cash for continuing operations and our cash burn in 2023 and our turning profitable in 2025, our expectations for our growth and future investment in our business, our expectations regarding our plans to pursue a new strategic direction and exit our reproductive health and somatic tumor testing businesses, and the timing of the transition to our new Nasdaq ticker symbol “WGS”. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the completion of the preparation of our 2022 year-end financial statements (including all required disclosures) and our 2022 year-end audit; (ii) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (iii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iv) the size and growth of the market in which we operate, (v) our ability to pursue our new strategic direction and exit our reproductive health and somatic tumor testing businesses. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2022 and other documents filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

About GeneDx (formerly Sema4)
GeneDx, (Nasdaq: WGS) delivers personalized and actionable health insights to inform diagnosis, direct treatment and improve drug discovery. The company is uniquely positioned to accelerate the use of genomic and large-scale clinical information to enable precision medicine as the standard of care. GeneDx is at the forefront of transforming healthcare through its industry-leading exome and genome testing and interpretation, fueled by one of the world’s largest rare disease data sets. For more information, please visit genedx.com and connect with us on LinkedIn, Facebook, and Instagram.

Media contact
Stephanie Kahan
Press@GeneDx.com
Investor contact
Tricia Truehart
investors@genedx.com